 United states

 SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2016

ETHAN ALLEN INTERIORS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ethan Allen Drive Danbury, CT	06811
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (203) 743-8000

                                          Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

INFORMATION TO BE INCLUDED IN Report

SECTION 7 – REGULATION FD

Item 7.01               Regulation FD Disclosure

On February 4, 2016, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) issued a press release announcing an upcoming investor meeting and commenting on January 2016 business trends. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release dated February 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.

Date: February 4, 2016	By:	/s/ Corey Whitely
Executive Vice President, Administration Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated February 4, 2016

1